Interest-Bearing Loans and Borrowings	6 Months Ended
Jun. 30, 2021
Disclosure Of Detailed Information About Borrowings [Abstract]
Interest-Bearing Loans and Borrowings

15. INTEREST-BEARING LOANS AND BORROWINGS

	Effective interest rate (%)	Maturity	June 30, 2021
			US$’000 (Unaudited)
Non-current
Loans from a collaborator	2.74	No specific maturity date	17,310

Pursuant to the license and collaboration agreement entered into with a collaborator, the Company is entitled to receive funding advances from the collaborator when certain operational conditions are met. As a result, the Company took a funding advance amounted to $17.3 million by reducing the same amount of other payables due to the collaborator (the “Funding Advance”) on June 18, 2021.

This Funding Advance is accounted for as an interest-bearing borrowing funded by the collaborator, constituted by a principal and applicable interests upon such principal. The interest rate is based on the average annual London Interbank Offered Rate (LIBOR) for U.S. Dollars as reported in the Wall Street Journal on a quarterly basis on the due date, plus 250 basis points, calculated on the number of days from the date on which the Company applied such borrowings.  For this $17.3 million of Funding Advance, interest started to accrue from June 18, 2021.

Pursuant to the terms of the license and collaboration agreement, the collaborator may recoup the aggregate amount of Funding Advance together with interest thereon from Company’s share of pre-tax profits for the first profitable year. The Company’s management estimated the loan will not be recouped by the collaborator within one year, and thus the loan was classified as a long-term liability.